Exhibit 99.1

WATERSTONE FINANCIAL, INC.
WATERSTONE BANK
11200 W. PLANK CT.
WAUWATOSA, WI 53226
Contact:
Mark R. Gerke
Chief Financial Officer

Exhibit 99.1
Waterstone Financial, Inc. Announces Results of Operations for the Quarter and Year Ended December 31, 2021.
Waterstone Financial, Inc. (NASDAQ: WSBF), holding company for WaterStone Bank, reported net income of $12.6 million, or $0.53 per diluted share for the quarter ended December 31, 2021 compared to $27.8 million, or $1.17 per diluted share for the quarter ended December 31, 2020. Net income per diluted share was $2.96 for the year ended December 31, 2021 compared to net income per diluted share of $3.30 for the year ended December 31, 2020.
“We achieved another quarter of strong financial results due to the continued dedication and efforts of our employees,” said Douglas Gordon, Chief Executive Officer of Waterstone Financial, Inc. “We continue to execute and build a stronger financial position. Given the performance over the past two years, we were excited to announce a new 3.5 million share repurchase program and declare a $0.50 special dividend during the quarter as we continue to deliver for our valued shareholders.”

Highlights of the Quarter Ended December 31, 2021

Waterstone Financial, Inc. (Consolidated)

•	Consolidated net income of Waterstone Financial, Inc. totaled $12.6 million for the quarter ended December 31, 2021, compared to $27.8 million for the quarter ended December 31, 2020.
•	Consolidated return on average assets was 2.22% for the quarter ended December 31, 2021 compared to 4.96% for the quarter ended December 31, 2020.
•	Consolidated return on average equity was 11.14% for the quarter ended December 31, 2021 and 27.11% for the quarter ended December 31, 2020.
•	Dividends declared during the quarter ended December 31, 2021 totaled $0.70 per common share.
•	We authorized a new share repurchase program, under which we will seek to repurchase up to 3.5 million shares, representing approximately 14.1% of outstanding shares.
•	We repurchased approximately 264,000 shares at a cost of $5.5 million during the quarter ended December 31, 2021.

Community Banking Segment

•	Pre-tax income totaled $8.4 million for the quarter ended December 31, 2021, which represents a $338,000 , or 3.9%, decrease compared to $8.7 million for the quarter ended December 31, 2020.
•	Net interest income totaled $13.2 million for the quarter ended December 31, 2021, which represents a $1.3 million, or 9.3%, decrease compared to $14.5 million for the quarter ended December 31, 2020.
•
Average loans held for investment totaled $1.21 billion during the quarter ended December 31, 2021, which represents a decrease of $191.8 million, or 13.7%, compared to $1.40 billion for the quarter ended December 31, 2020. Average loans held for investment decreased $44.4 million compared to $1.26 billion for the quarter ended September 30, 2021 as residential real estate loans continued to prepay at an accelerated rate.

•
Net interest margin decreased 26 basis points to 2.47% for the quarter ended December 31, 2021 compared to 2.73% for the quarter ended December 31, 2020, which was a result of lower rates and average balance on loans and a higher average interest earnings cash balance within the debt securities, federal funds sold and short term investments category. Net interest margin decreased 21 basis points compared to 2.68% for the quarter ended September 30, 2021, driven by a decrease in average loan balance and a higher average cash balance.

•
The segment had a negative provision for loan losses of $1.5M for the quarter ended December 31, 2021 compared to no provision for loan losses for the quarter ended December 31, 2020. Net recoveries totaled $458,000 for the quarter ended December 31, 2021, as one significant loan recovery payment was received during the quarter, compared to net charge-offs of $51,000 for the quarter ended December 31, 2020.

•	The efficiency ratio was 53.02% for the quarter ended December 31, 2021, compared to 46.15% for the quarter ended December 31, 2020.
•
Average deposits (excluding escrow accounts) totaled $1.25 billion during the quarter ended December 31, 2021, an increase of $65.5 million, or 5.6%, compared to $1.18 billion during the quarter ended December 31, 2020. Average deposits decreased $9.9 million, or 3.2% annualized compared to the $1.26 billion for the quarter ended September 30, 2021.

•	Nonperforming assets as percentage of total assets was 0.26% at December 31, 2021, 0.18% at September 30, 2021, and 0.27% at December 31, 2020.
•	Past due loans as percentage of total loans was 0.59% at December 31, 2021, 0.92% at September 30, 2021, and 0.57% at December 31, 2020.
•
PPP loans totaled $1.8 million as of December 31, 2021. The average balance for the quarter ended December 31, 2021 was $2.7 million. For the quarter ended December 31, 2021, PPP loan interest income recognized was approximately $7,000 and the amortization of fee income was approximately $101,000.

•
The Company held approximately $3.3 million in loans, representing 0.3% of the total loan portfolio as of December 31, 2021, which had been modified as either a deferment of principal or principal and interest since the beginning of the pandemic. Of the $3.3 million in loans, $405,000 qualify as modifications under the Coronavirus Aid, Relief and Economic Security (“CARES Act”). The remaining $2.9 million is composed of three loan relationships that are classified as troubled debt restructurings.

Mortgage Banking Segment

•	Pre-tax income totaled $7.3 million for the quarter ended December 31, 2021, compared to $28.3 million for the quarter ended December 31, 2020.
•
Loan originations decreased $289.2 million, or 22.6%, to $993.1 million during the quarter ended December 31, 2021, compared to $1.28 billion during the quarter ended December 31, 2020. Origination volume relative to purchase activity accounted for 73.8% of originations for the quarter ended December 31, 2021 compared to 59.2% of total originations for the quarter ended December 31, 2020.

•
Mortgage banking non-interest income decreased $27.8 million, or 40.6%, to $40.7 million for the quarter ended December 31, 2021, compared to $68.5 million for the quarter ended December 31, 2020. During the quarter ended December 31, 2020, the Company sold mortgage servicing rights related to $975.9 million in loans receivable and with a book value of $6.4 million for $7.0 million resulting in a gain on sale of $600,000. There was no comparable sale during the quarter ended December 31, 2021. As of December 31, 2021, the Company maintained servicing rights related to $160.8 million in loans previously sold to third parties.

•	Gross margin on loans sold decreased to 4.18% for the quarter ended December 31, 2021, compared to 5.40% for the quarter ended December 31, 2020.
•
Total compensation, payroll taxes and other employee benefits decreased $5.5 million, or 16.4%, to $27.9 million during the quarter ended December 31, 2021 compared to $33.3 million during the quarter ended December 31, 2020. The decrease primarily related to decreased commission expense and branch manager compensation driven by decreased loan origination volume and branch profitability as gross margins decreased.

•
Other noninterest expense decreased $665,000 to $1.4 million during the quarter ended December 31, 2021 compared to $2.1 million during the quarter ended December 31, 2020. The decrease related to a decrease in the amortization expense on mortgage servicing rights due to the bulk sale of mortgage servicing rights during 2021 and a reduced provision for loan sale losses as origination volumes decreased.

Recent Developments:

COVID-19 Pandemic and the CARES Act
The CARES Act, signed into law at the end of March 2020, allowed for a temporary delay in the adoption of accounting guidance under Accounting Standards Codification Topic 326, “Financial Instruments – Credit Losses (“CECL”) until the earlier of December 31, 2020 or the 60th day after the end of the COVID-19 national emergency.  During the quarter ended June 30, 2020, pursuant to the CARES Act and guidance from the Securities and Exchange Commission (“SEC”) and Financial Accounting Standards Board (“FASB”), we elected to delay adoption of CECL.  On December 27, 2020, the Consolidated Appropriations Act, 2021 was signed into law.  Among other provisions, this Act extended the temporary delay on the adoption of CECL until January 1, 2022.  We have elected to continue to delay adoption of CECL.  As a result, our financial statements for the quarter and year ended September 30, 2021 include an allowance for loan losses that was prepared under the existing incurred loss methodology.

About Waterstone Financial, Inc.

Waterstone Financial, Inc. is the savings and loan holding company for WaterStone Bank. WaterStone Bank was established in 1921 and offers a full suite of personal and business banking products. The Bank has branches in Wauwatosa/State St, Brookfield, Fox Point/North Shore, Franklin/Hales Corners, Germantown/Menomonee Falls, Greenfield/Loomis Rd, Milwaukee/Oklahoma Ave, Oak Creek/27th St, Oak Creek/Howell Ave, Oconomowoc/Lake Country, Pewaukee, Waukesha, West Allis/Greenfield Ave, and West Allis/National Ave, Wisconsin. WaterStone Bank is the parent company to Waterstone Mortgage, which has the ability to lend in 48 states. For more information about WaterStone Bank, go to http://www.wsbonline.com.

Forward-Looking Statements

This press release contains statements or information that may constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements include, without limitation, statements regarding expected financial and operating activities and results that are preceded by, followed by, or that include words such as “may,” “expects,” “anticipates,” “estimates” or “believes.”  Any such statements are based upon current expectations that involve a number of risks and uncertainties and are subject to important factors that could cause actual results to differ materially from those anticipated by the forward-looking statements.  Factors that might cause such a difference include changes in interest rates; demand for products and services; the degree of competition by traditional and nontraditional competitors; changes in banking regulation or actions by bank regulators; changes in tax laws; the impact of technological advances; governmental and regulatory policy changes; the outcomes of contingencies; trends in customer behavior as well as their ability to repay loans; changes in local real estate values; changes in the national and local economies, including significant disruption to financial market and other economic activity caused by the outbreak of COVID-19; and other factors, including risk factors referenced in Item 1A. Risk Factors in Waterstone’s most recent Annual Report on Form 10-K and as may be described from time to time in Waterstone’s subsequent SEC filings, which factors are incorporated herein by reference.  Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect only Waterstone’s belief as of the date of this press release.

WATERSTONE FINANCIAL, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	For The Three Months Ended December 31,		For The Year Ended December 31,
	2021	2020	2021	2020
	(In Thousands, except per share amounts)
Interest income:
Loans	$15,152	$18,229	$64,366	$72,633
Mortgage-related securities	506	528	1,954	2,488
Debt securities, federal funds sold and short-term investments	926	870	3,563	3,363
Total interest income	16,584	19,627	69,883	78,484
Interest expense:
Deposits	878	2,605	4,420	14,365
Borrowings	2,534	2,706	9,948	10,619
Total interest expense	3,412	5,311	14,368	24,984
Net interest income	13,172	14,316	55,515	53,500
Provision for loan losses	(1,470)	30	(3,990)	6,340
Net interest income after provision for loan losses	14,642	14,286	59,505	47,160
Noninterest income:
Service charges on loans and deposits	842	1,078	3,325	4,462
Increase in cash surrender value of life insurance	318	318	1,615	1,905
Mortgage banking income	40,448	66,953	191,035	233,245
Other	408	1,537	7,220	4,405
Total noninterest income	42,016	69,886	203,195	244,017
Noninterest expenses:
Compensation, payroll taxes, and other employee benefits	32,837	38,351	135,115	139,046
Occupancy, office furniture, and equipment	2,266	2,479	9,612	10,223
Advertising	958	1,066	3,528	3,691
Data processing	1,079	918	3,950	3,941
Communications	321	335	1,309	1,329
Professional fees	471	471	1,275	8,118
Real estate owned	14	(63)	3	(8)
Loan processing expense	940	1,026	4,610	4,646
Other	2,088	2,580	11,192	12,075
Total noninterest expenses	40,974	47,163	170,594	183,061
Income before income taxes	15,684	37,009	92,106	108,116
Income tax expense	3,131	9,174	21,315	26,971
Net income	$12,553	$27,835	$70,791	$81,145
Income per share:
Basic	$0.53	$1.17	$2.98	$3.32
Diluted	$0.53	$1.17	$2.96	$3.30
Weighted average shares outstanding:
Basic	23,598	23,703	23,741	24,464
Diluted	23,802	23,877	23,931	24,607

WATERSTONE FINANCIAL, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
	December 31,	December 31,
	2021	2020
	(Unaudited)
Assets	(In Thousands, except per share amounts)
Cash	$343,016	$56,190
Federal funds sold	13,981	18,847
Interest-earning deposits in other financial institutions and other short term investments	19,725	19,730
Cash and cash equivalents	376,722	94,767
Securities available for sale (at fair value)	179,016	159,619
Loans held for sale (at fair value)	312,738	402,003
Loans receivable	1,205,785	1,375,137
Less: Allowance for loan losses	15,778	18,823
Loans receivable, net	1,190,007	1,356,314

Office properties and equipment, net	22,273	23,722
Federal Home Loan Bank stock (at cost)	24,438	26,720
Cash surrender value of life insurance	65,368	63,573
Real estate owned, net	148	322
Prepaid expenses and other assets	45,148	57,547
Total assets	$2,215,858	$2,184,587

Liabilities and Shareholders' Equity
Liabilities:
Demand deposits	$214,409	$188,225
Money market and savings deposits	392,314	295,317
Time deposits	626,663	701,328
Total deposits	1,233,386	1,184,870

Borrowings	477,127	508,074
Advance payments by borrowers for taxes	4,094	3,522
Other liabilities	68,478	75,003
Total liabilities	1,783,085	1,771,469

Shareholders' equity:
Preferred stock	-	-
Common stock	248	251
Additional paid-in capital	174,505	180,684
Retained earnings	273,398	245,287
Unearned ESOP shares	(14,243)	(15,430)
Accumulated other comprehensive income, net of taxes	(1,135)	2,326
Total shareholders' equity	432,773	413,118
Total liabilities and shareholders' equity	$2,215,858	$2,184,587

Share Information
Shares outstanding	24,795	25,088
Book value per share	$17.45	$16.47
Closing market price	$21.86	$18.82
Price to book ratio	125.27%	114.27%

WATERSTONE FINANCIAL, INC. AND SUBSIDIARIES
SUMMARY OF KEY QUARTERLY FINANCIAL DATA
(Unaudited)

	At or For the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2021	2021	2021	2021	2020
	(Dollars in Thousands, except per share amounts)
Condensed Results of Operations:
Net interest income	$13,172	$14,114	$14,277	$13,952	$14,316
Provision for loan losses	(1,470)	(700)	(750)	(1,070)	30
Total noninterest income	42,016	52,936	52,044	56,199	69,886
Total noninterest expense	40,974	43,323	43,297	43,000	47,163
Income before income taxes	15,684	24,427	23,774	28,221	37,009
Income tax expense	3,131	5,427	5,880	6,877	9,174
Net income	$12,553	$19,000	$17,894	$21,344	$27,835
Income per share – basic	$0.53	$0.80	$0.75	$0.90	$1.17
Income per share – diluted	$0.53	$0.79	$0.74	$0.89	$1.17
Dividends declared per share	$0.70	$0.20	$0.70	$0.20	$0.50

Performance Ratios (annualized):
Return on average assets - QTD	2.22%	3.38%	3.25%	3.99%	4.96%
Return on average equity - QTD	11.14%	17.25%	16.49%	20.49%	27.11%
Net interest margin - QTD	2.47%	2.68%	2.78%	2.80%	2.73%

Return on average assets - YTD	3.20%	3.54%	3.62%	3.99%	3.77%
Return on average equity - YTD	16.38%	18.08%	18.49%	20.49%	20.18%
Net interest margin - YTD	2.68%	2.75%	2.79%	2.80%	2.67%

Asset Quality Ratios:
Past due loans to total loans	0.59%	0.92%	0.53%	0.52%	0.57%
Nonaccrual loans to total loans	0.46%	0.32%	0.34%	0.31%	0.40%
Nonperforming assets to total assets	0.26%	0.18%	0.20%	0.20%	0.27%
Allowance for loan losses to loans receivable	1.31%	1.37%	1.34%	1.33%	1.37%

WATERSTONE FINANCIAL, INC. AND SUBSIDIARIES
SUMMARY OF QUARTERLY AVERAGE BALANCES AND YIELD/COSTS
(Unaudited)

	At or For the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2021	2021	2021	2021	2020
Average balances	(Dollars in Thousands)
Interest-earning assets
Loans receivable and held for sale	$1,517,984	$1,573,194	$1,655,078	$1,657,260	$1,775,455
Mortgage related securities	119,709	108,743	100,056	90,457	91,199
Debt securities, federal funds sold and short term investments	475,574	409,559	308,105	273,929	217,356
Total interest-earning assets	2,113,267	2,091,496	2,063,239	2,021,646	2,084,010
Noninterest-earning assets	131,703	137,454	143,375	147,781	147,573
Total assets	$2,244,970	$2,228,950	$2,206,614	$2,169,427	$2,231,583

Interest-bearing liabilities
Demand accounts	$70,762	$68,478	$63,610	$55,552	$53,771
Money market, savings, and escrow accounts	398,210	391,599	350,270	314,418	304,467
Certificates of deposit	643,546	663,343	690,196	705,712	726,132
Total interest-bearing deposits	1,112,518	1,123,420	1,104,076	1,075,682	1,084,370
Borrowings	481,971	475,000	480,054	482,665	546,070
Total interest-bearing liabilities	1,594,489	1,598,420	1,584,130	1,558,347	1,630,440
Noninterest-bearing demand deposits	153,303	153,436	141,648	138,446	128,665
Noninterest-bearing liabilities	49,982	40,148	45,658	50,188	64,001
Total liabilities	1,797,774	1,792,004	1,771,436	1,746,981	1,823,106
Equity	447,196	436,946	435,178	422,446	408,477
Total liabilities and equity	$2,244,970	$2,228,950	$2,206,614	$2,169,427	$2,231,583

Average Yield/Costs (annualized)
Loans receivable and held for sale	3.96%	4.07%	3.99%	4.06%	4.08%
Mortgage related securities	1.68%	1.72%	1.95%	2.20%	2.30%
Debt securities, federal funds sold and short term investments	0.77%	0.88%	1.12%	1.30%	1.59%
Total interest-earning assets	3.11%	3.32%	3.47%	3.60%	3.75%

Demand accounts	0.08%	0.08%	0.08%	0.07%	0.07%
Money market and savings accounts	0.22%	0.24%	0.23%	0.32%	0.53%
Certificates of deposit	0.40%	0.42%	0.50%	0.72%	1.20%
Total interest-bearing deposits	0.31%	0.33%	0.39%	0.57%	0.96%
Borrowings	2.09%	2.04%	2.06%	2.10%	1.97%
Total interest-bearing liabilities	0.85%	0.84%	0.90%	1.05%	1.30%

COMMUNITY BANK SEGMENT
SUMMARY OF KEY QUARTERLY FINANCIAL DATA
(Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
	2021	2021	2021	2021	2020
	(Dollars in Thousands)
Condensed Results of Operations:
Net interest income	$13,197	$14,090	$14,517	$14,247	$14,546
Provision for loan losses	(1,500)	(750)	(750)	(1,100)	-
Total noninterest income	1,459	1,726	1,630	1,243	1,655
Noninterest expenses:
Compensation, payroll taxes, and other employee benefits	5,085	5,360	4,874	4,975	5,159
Occupancy, office furniture and equipment	960	909	887	1,025	934
Advertising	278	233	260	209	244
Data processing	531	531	466	511	511
Communications	100	122	86	119	110
Professional fees	151	130	198	194	5
Real estate owned	14	1	-	(12)	(63)
Loan processing expense	-	-	-	-	-
Other	651	422	461	440	577
Total noninterest expense	7,770	7,708	7,232	7,461	7,477
Income before income taxes	8,386	8,858	9,665	9,129	8,724
Income tax expense	1,690	2,092	2,128	1,786	1,926
Net income	$6,696	$6,766	$7,537	$7,343	$6,798

Efficiency ratio - QTD	53.02%	48.74%	44.79%	48.17%	46.15%
Efficiency ratio - YTD	48.58%	47.21%	46.44%	48.17%	48.71%

MORTGAGE BANKING SEGMENT
SUMMARY OF KEY QUARTERLY FINANCIAL DATA
(Unaudited)
	At or For the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2021	2021	2021	2021	2020
	(Dollars in Thousands)
Condensed Results of Operations:
Net interest income	$(49)	$(2)	$(251)	$(350)	$(223)
Provision for loan losses	30	50	-	30	30
Total noninterest income	40,692	51,290	50,556	55,035	68,500
Noninterest expenses:
Compensation, payroll taxes, and other employee benefits	27,866	28,981	29,170	29,262	33,347
Occupancy, office furniture and equipment	1,306	1,579	1,406	1,540	1,545
Advertising	680	602	651	615	822
Data processing	542	450	443	454	402
Communications	221	209	240	212	225
Professional fees	306	421	361	(524)	441
Real estate owned	-	-	-	-	-
Loan processing expense	940	1,135	1,200	1,335	1,026
Other	1,445	2,270	2,678	2,681	2,110
Total noninterest expense	33,306	35,647	36,149	35,575	39,918
Income (loss) before income taxes	7,307	15,591	14,156	19,080	28,329
Income tax expense (benefit)	1,443	3,341	3,761	5,096	7,252
Net income (loss)	$5,864	$12,250	$10,395	$13,984	$21,077

Efficiency ratio - QTD	81.95%	69.50%	71.86%	65.05%	58.46%
Efficiency ratio - YTD	71.44%	68.71%	68.32%	65.05%	65.20%

Loan originations	$993,113	$1,055,500	$1,065,161	$1,115,091	$1,282,321
Purchase	73.8%	73.8%	75.4%	56.1%	59.2%
Refinance	26.2%	26.2%	24.6%	43.9%	40.8%
Gross margin on loans sold(1)	4.18%	4.54%	4.81%	4.86%	5.40%
(1) - Gross margin on loans sold equals mortgage banking income (excluding the change in interest rate lock value) divided by total loan originations